SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): December 2, 1998


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



       000-22609                                          84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)



700 QWEST TOWER, 555 SEVENTEENTH STREET          DENVER, COLORADO       80202
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS


     On December 2, 1998 the  Registrant  issued the press release  attached as
Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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                                 QWEST COMMUNICATIONS INTERNATIONAL INC.




DATE:  December 2, 1998          By: /s/ Robert S. Woodruff
                                 ---------------------------------------
                                    Robert S. Woodruff, Executive Vice President
                                    and Chief Financial Officer.